THE VANTAGEPOINT FUNDS

Model Portfolio All-Equity Growth Fund

Supplement dated June 29, 2015 to the Prospectus and Summary Prospectus dated May 1, 2015

This supplement provides information about certain changes to the above series of The Vantagepoint Funds.

At a meeting held on June 19, 2015, Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors (“Board”) of The Vantagepoint Funds (the “Fund”) approved, changes to the name and the principal investment strategies of the Vantagepoint Model Portfolio All-Equity Growth Fund (“Model Portfolio All-Equity Growth Fund”). These changes are summarized below and are expected to become effective on August 25, 2015. An amended Prospectus and Summary Prospectus will be available to shareholders in late August 2015.

On or about August 25, 2015, certain changes will be made to the name and the principal investment strategies of the Model Portfolio All-Equity Growth Fund. Effective on or about that date, the Model Portfolio All-Equity Growth Fund will change its name to the Vantagepoint Model Portfolio Global Equity Growth Fund (“Model Portfolio Global Equity Growth Fund”) and increase its equity exposure to non-U.S. securities. In order to effect this change, the Vantagepoint Overseas Equity Index Fund will become an additional series of the Fund in which the Model Portfolio Global Equity Growth Fund invests. Corresponding changes to the other underlying Vantagepoint Fund allocation ranges also will be made. In light of these changes, the Model Portfolio Global Equity Growth Fund expects to have significant exposure to non-U.S. securities.

This supplement is not meant to revise any other information found in the Prospectus or Summary Prospectus, or in any other supplement.

Please retain this supplement for future reference.

SUPP-362-201506-1660